UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
Amendment Number One
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 17, 2017
(Earliest Event Date requiring this Report: May 16, 2017)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

Explanatory Note:  This Current Report on Form 8-K/A (Amendment Number One) amends the Current Report on Form 8-K, dated May 15, 2017 and filed with the Commission on May 16, 2017.

Item 7.01.    Regulation FD Disclosure
Webcast and Teleconference to Review Results and Outlook. The Company hosted a live webcast and conference call on Tuesday, May 16, 2017 at 10:30 a.m. Eastern Time. During the call, management reviewed the financial and operating results and discussed the Company's corporate strategy and outlook, followed by a question-and answer session.  The investor presentation materials and transcript for the webcast/conference call are attached hereto as Exhibit 99.2.

A telephonic replay will be available from 1:30 p.m. Eastern Time, on the day of the teleconference until Tuesday, May 23, 2017. To listen to the replay of the call, dial (412) 317-6671 and enter replay pin number 13659059. Alternatively, the archive of the webcast will be available on the Company's website, view at URL: www.capstonecompaniesinc.com. A transcript will also be posted when available to the Company's website.

The information discussed under Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.2	Capstone Companies, Inc. Investor Presentation/Transcript, dated May 16, 2017

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION
Date:   May 17, 2017
By: /s/ Stewart Wallach
Chief Executive Officer